Exhibit 10.42

Execution Version

JOINDER AGREEMENT

This Joinder Agreement is dated as of January 22, 2015 (this “Agreement”), by and among each of the financial institutions set forth on Schedule A annexed hereto (each a “New Term Loan Lender” and collectively the “New Term Loan Lenders”), Valeant Pharmaceuticals International, Inc., a corporation continued under the laws of the Province of British Columbia (“Borrower”), the undersigned subsidiaries of Borrower and Barclays Bank PLC (“Barclays”), as Administrative Agent and Collateral Agent.

RECITALS:

WHEREAS, reference is hereby made to the Third Amended and Restated Credit and Guaranty Agreement, dated as of February 13, 2012, as amended by Amendment No. 1, dated as of March 6, 2012, by Amendment No. 2, dated as of September 10, 2012, by Amendment No. 3, dated as of January 24, 2013, by Amendment No. 4, dated as of February 21, 2013, by Amendment No. 5, dated as of June 6, 2013, by Amendment No. 6, dated as of June 26, 2013, by Amendment No. 7, dated as of September 17, 2013, by Amendment No. 8, dated as of December 20, 2013, by the Successor Agent Agreement and Amendment No. 9, dated as of January 8, 2015, as further supplemented by the Joinder Agreement, dated as of June 14, 2012, by the Joinder Agreement, dated as of July 9, 2012, by the Joinder Agreement, dated as of September 11, 2012, by the Joinder Agreement dated as of October 2, 2012, by the Joinder Agreement, dated as of December 11, 2012, by the Joinder Agreements, each dated as of August 5, 2013, and by the Joinder Agreements, each dated as of February 6, 2014 (as it may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), among Borrower, certain Subsidiaries of Borrower, as Guarantors, the Lenders party thereto from time to time, Goldman Sachs Lending Partners LLC (“GSLP”), J.P. Morgan Securities LLC and Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”), as Joint Lead Arrangers and Joint Bookrunners, JPMorgan Chase Bank, N.A. (“JPMorgan”) and Morgan Stanley, as Co-Syndication Agents, JPMorgan, as Issuing Bank, Barclays (as successor to GSLP), as Administrative Agent and Collateral Agent, and the other Agents party thereto;

WHEREAS, subject to the terms and conditions of the Credit Agreement, Borrower may obtain New Revolving Loan Commitments and/or New Term Loan Commitments by entering into one or more Joinder Agreements with the New Term Loan Lenders;

WHEREAS, pursuant to Section 2.25 of the Credit Agreement, the Credit Agreement may, without the consent of any other Lenders, be amended as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to the provisions of Section 2.25 of the Credit Agreement; and

WHEREAS, the Borrower may, in its sole discretion, use the proceeds of the Additional Series A-3 Tranche A Term Loans (as defined below) for general corporate purposes, including repayment of outstanding Indebtedness of the Borrower.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each New Term Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent and each other Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to Administrative Agent or such other Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Each New Term Loan Lender hereby commits to provide its respective New Term Loan Commitment (each an “Additional Series A-3 Tranche A Term Loan Commitment”) as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below:

1.	Additional Series A-3 Tranche A Term Loan Commitments. The terms and provisions of the New Term Loans made pursuant to this Agreement (the “Additional Series A-3 Tranche A Term Loans” and each an “Additional Series A-3 Tranche A Term Loan”) shall be identical to, and constitute, Series A-3 Tranche A Term Loans for all purposes under the Credit Agreement. The Additional Series A-3 Tranche A Term Loan Commitments and Additional Series A-3 Tranche A Term Loans made pursuant thereto shall be subject to the provisions of the Credit Agreement and the other Credit Documents, and shall constitute “Tranche A Term Loan Exposure” and “Tranche A Term Loans”, respectively, thereunder.

2.	Principal Payments. Borrower shall make principal payments on the Additional Series A-3 Tranche A Term Loans beginning March 31, 2016 in installments on the dates and in the amounts equal to the percentage which are identical to those with respect to Series A-3 Tranche A Term Loans which, for the avoidance of doubt, are set forth below including with respect to the Additional Series A-3 Tranche A Term Loans:

Amortization Date	Additional Series A-3 Tranche A Term Loan Installments
March 31, 2015	—
June 30, 2015	—
September 30, 2015	—
December 31, 2015	—
March 31, 2016	5.42%
June 30, 2016	5.42%
September 30, 2016	5.42%
December 31, 2016	5.42%
March 31, 2017	5.42%
June 30, 2017	5.42%
September 30, 2017	5.42%
December 31, 2017	5.42%
March 31, 2018	5.42%
June 30, 2018	5.42%
September 30, 2018	5.42%
Series A-3 Tranche A Term Loan Maturity Date	Remaining Balance

3.	Closing Fee. Borrower agrees to pay on the Additional Series A-3 Tranche A Term Loan Funding Date (as defined below) to Administrative Agent, for the account of each New Term Loan Lender party to this Agreement, as fee compensation for the commitment of such New Term Loan Lender’s Additional Series A-3 Tranche A Loan Commitments, a closing fee in an amount equal to 0.15 % of the aggregate principal amount of such New Term Loan Lender’s allocated Additional Series A-3 Tranche A Term Loan Commitments which are actually funded on the Additional Series A-3 Tranche A Term Loan Funding Date.

4.	Proposed Borrowing. In accordance with Section 2.25 of the Credit Agreement, Borrower has previously delivered to Administrative Agent an executed Funding Notice for Additional Series A-3 Tranche A Term Loans, requesting a proposed borrowing in the principal amount of up to $250,000,000 (the “Proposed Borrowing”) on the date hereof (the “Additional Series A-3 Tranche A Term Loan Funding Date”). Each New Term Loan Lender shall make its Additional Series A-3 Tranche A Term Loan available to Administrative Agent not later than 11:00 a.m. (New York City time) on the date hereof, by wire transfer of same day funds in Dollars at the Principal Office designated by Administrative Agent. Promptly upon receipt thereof, Administrative Agent shall make the proceeds of the Additional Series A-3 Tranche A Term Loans available to Borrower on the date hereof by causing an amount of same day funds in Dollars equal to the proceeds of all such loans received by Administrative Agent from New Term Loan Lenders to be credited to the account of Borrower, at the Principal Office designated by Administrative Agent or to such other account as may be designated in writing to Administrative Agent by Borrower.

5.	New Lenders. Each New Term Loan Lender (other than any New Term Loan Lender that, immediately prior to the execution of this Agreement, is a “Lender” under the Credit Agreement) acknowledges and agrees that upon its execution of this Agreement its Additional Series A-3 Tranche A Term Loan Commitments shall be effective and that such New Term Loan Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

6.	Credit Agreement Governs. Additional Series A-3 Tranche A Term Loans shall be subject to the provisions of the Credit Agreement and the other Credit Documents, except as set forth in this Agreement, and shall constitute Tranche A Term Loans thereunder.

7.	Borrower’s Certifications. By its execution of this Agreement, the undersigned officer, to the best of his or her knowledge, and Borrower hereby certify that:

i.	The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date;

ii.	No event has occurred and is continuing or would result from the consummation of the Proposed Borrowing contemplated hereby that would constitute a Default or an Event of Default; and

iii.	Borrower has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof in connection with the Proposed Borrowing.

8.	Borrower Covenants. By its execution of this Agreement, Borrower hereby covenants that:

i.	Borrower shall deliver or cause to be delivered, on or before the Additional Series A-3 Tranche A Term Loan Funding Date, the following legal opinions and documents: originally executed copies of the favorable written opinions of (a) Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel and special France counsel to the Credit Parties, (b) Chancery Chambers, special Barbados counsel to the Credit Parties, (c) Norton Rose Fulbright Canada LLP, special Canada counsel to the Credit Parties, (d) Baker & McKenzie, special Luxembourg counsel to the Credit Parties, (e) Conyers Dill & Pearman Limited, special Bermuda counsel to the Credit Parties, (f) Arthur Cox, special Ireland counsel to the Credit Parties, (g) Venable LLP, special Maryland counsel to the Credit Parties, (h) Souza, Cescon, Barrieu & Flesch Advogados, special Brazil counsel to the Credit Parties, (i) Squire Sanders Święcicki Krześniak sp.k., special Poland counsel to the Credit Parties, (j) Tark Grunte Sutkiene, special Lithuania counsel to the Credit Parties, (k) White & Case LLP, special France counsel to the Administrative Agent, (l) Allen & Overy LLP, special Netherlands counsel to the Administrative Agent, (m) Rajah & Tann LLP, special Singapore counsel to the Credit Parties, (n) Stamford Law Corporation, special Singapore counsel to the Administrative Agent and (o) Fluxmans Inc., special South Africa counsel to the Credit Parties, together with all other legal opinions and other documents reasonably requested by Administrative Agent in connection with this Agreement.

9.	Eligible Assignee. By its execution of this Agreement, each New Term Loan Lender (other than any New Term Loan Lender that, immediately prior to the execution of this Agreement, is a “Lender” under the Credit Agreement) represents and warrants that it is an Eligible Assignee.

10.	Notice. For purposes of the Credit Agreement, the initial notice address of each New Term Loan Lender shall be as set forth below its signature below.

11.	Non-U.S. Lenders. For each New Term Loan Lender that is a Non-U.S. Lender, delivered herewith to Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Term Loan Lender may be required to deliver to Administrative Agent pursuant to subsection 2.20(d) of the Credit Agreement.

12.	Recordation of the New Loans. Upon execution and delivery hereof, Administrative Agent will record in the Register the Additional Series A-3 Tranche A Term Loans made by New Term Loan Lenders pursuant hereto as being of the same Class as the Series A-3 Tranche A Term Loans.

13.	Reaffirmation.

i.	Each Credit Party hereby expressly acknowledges the terms of this Agreement and reaffirms, as of the date hereof, the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Agreement and the transactions contemplated hereby.

ii.

Each Credit Party, by its signature below, hereby affirms and confirms (a) its obligations under each of the Credit Documents to which it is a party, and (b) the pledge of and/or grant of a security interest or hypothec in its assets as Collateral to secure such Obligations, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Credit Documents.

ii.	Each Credit Party acknowledges and agrees that each of the Credit Documents in existence as of the date hereof shall be henceforth read and construed in accordance with and so as to give full force and effect to the ratifications, confirmations, acknowledgements and agreements made herein.

14.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

15.	Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. It is understood and agreed that each reference in each Credit Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended and supplemented hereby and that this Agreement is a Credit Document.

16.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

17.	Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

18.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

BARCLAYS BANK PLC, as a “New Term Loan Lender”

By:	/s/ Christine Aharonian
Name: Christine Aharonian
Title: Vice President

Notice Address:

745 Seventh Avenue, New York, NY 10019

Attention: Christine Aharonian
Telephone: 212 320 9943
Facsimile: 212 52605515

[Signature Page to Joinder Agreement]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a “New Term Loan Lender”

By:	/s/ Michael N. Tam
Name: Michael N. Tam
Title: Senior Vice President

Notice Address:

Attention:
Telephone:
Facsimile:

[Signature Page to Joinder Agreement]

MORGAN STANLEY BANK, N.A., as a “New Term Loan Lender”

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

Notice Address:

Morgan Stanley Loan Servicing
1300 Thames Street Wharf, 4th floor
Baltimore, MD 21231
Telephone: 443 627 4335
Facsimile: 718 233 2140 msloanservicing@morganstanley.com

[Signature Page to Joinder Agreement]

SUNTRUST BANK, as a “New Term Loan Lender”

By:	/s/ Katherine Bass
Name: Katherine Bass
Title: Director

Notice Address:

Attention:
Telephone:
Facsimile:

[Signature Page to Joinder Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a “New Term Loan Lender”

By:	/s/ Scott O’Connell
Name: Scott O’Connell
Title: Director

Notice Address:

1251 Avenue of the Americas,

New York, NY 10020

Attention: Allen Fisher
Telephone: 212 782 6824
Facsimile: 212 782 6445

[Signature Page to Joinder Agreement]

CITIBANK, N.A., as a “New Term Loan Lender”

By:	/s/ Laura Fogarty
Name: Laura Fogarty
Title: Vice President

Notice Address:

388 Greenwich Street, Floor 32
New York, NY 10013

Attention: Laura Fogarty
Telephone: 212 816 2197
Facsimile: 646 862 8137

[Signature Page to Joinder Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a “New Term Loan Lender”

By:	/s/ Michael Winters
Name: Michael Winters
Title: Vice President

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

Notice Address:

Loan Admin
5022, Gate Parkway, Suite 200
Jacksonville, FL 32256

Attention: Karthik Krishnan
Telephone: 904 520 5449
Facsimile: 866 240 3622

[Signature Page to Joinder Agreement]

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

VALEANT PHARMACEUTICALS INTERNATIONAL

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

BAUSCH & LOMB INCORPORATED

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

BAUSCH & LOMB HOLDINGS INCORPORATED

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Vice President and Treasurer

SOLTA MEDICAL, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Vice President and Treasurer

[Signature Page to Joinder Agreement]

ATON PHARMA, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

CORIA LABORATORIES, LTD.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

DOW PHARMACEUTICAL SCIENCES, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

[Signature Page to Joinder Agreement]

OBAGI MEDICAL PRODUCTS, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Treasurer

OMP, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Treasurer

ONPHARMA INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Treasurer

[Signature Page to Joinder Agreement]

Signed by
Valeant Holdco 2 Pty Ltd (ACN 154 341 367)

in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

Signed by
Wirra Holdings Pty Limited (ACN 122 216 577)

in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

Signed by
Wirra Operations Pty Limited (ACN 122 250 088)

in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

[Signature Page to Joinder Agreement]

Signed by
iNova Pharmaceuticals (Australia) Pty Limited (ACN 000 222 408)

in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

Signed by
Wirra IP Pty Limited (ACN 122 536 350)

in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

Signed by
iNova Sub Pty Limited (ACN 134 398 815)

in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

[Signature Page to Joinder Agreement]

Signed by
Valeant Pharmaceuticals Australasia Pty Limited (ACN 001 083 352)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert R. Chai-Onn	/s/ Linda A. LaGorga
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Linda A. LaGorga
Name of director (please print)	Name of director/secretary (please print)

Signed by
DermaTech Pty Limited (ACN 003 982 161)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director/secretary (please print)

[Signature Page to Joinder Agreement]

Signed by
Private Formula International Holdings Pty Ltd (ACN 095 450 918)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director/secretary (please print)

Signed by
Private Formula International Pty Ltd (ACN 095 451 442)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director/secretary (please print)

[Signature Page to Joinder Agreement]

Signed by
Ganehill Pty Ltd (ACN 065 261 538)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director/secretary (please print)

[Signature Page to Joinder Agreement]

Signed by
Bausch & Lomb (Australia) Pty Ltd (ACN: 000 650 251)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Linda LaGorga	/s/ Ling Zeng
Signature of director	Signature of director/secretary

Linda LaGorga	Ling Zeng
Name of director (please print)	Name of director/secretary (please print)

[Signature Page to Joinder Agreement]

HYTHE PROPERTY INCORPORATED

By:	/s/ Mauricio Zavala
Name: Mauricio Zavala
Title: Manager and Assistant Secretary

[Signature Page to Joinder Agreement]

VALEANT INTERNATIONAL BERMUDA

By:	/s/ Graham Jackson
Name: Graham Jackson
Title: Director

VALEANT PHARMACEUTICALS NOMINEE BERMUDA

By:	/s/ Peter McCurdy
Name: Peter McCurdy
Title: President and Assistant Secretary

[Signature Page to Joinder Agreement]

PROBIÓTICA LABORATÓRIOS LTDA.

By:	/s/ Marcelo Noll Barboza
Name: Marcelo Noll Barboza
Title: Officer

By:	/s/ Guilherme Maradei
Name: Guilherme Maradei
Title: Officer

[Signature Page to Joinder Agreement]

IOLAB CORPORATION

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Treasurer

TECHNOLAS PERFECT VISION, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

BAUSCH & LOMB PHARMA HOLDINGS CORP.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

BAUSCH & LOMB CHINA, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

BAUSCH & LOMB SOUTH ASIA, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

BAUSCH & LOMB TECHNOLOGY CORPORATION

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Treasurer

[Signature Page to Joinder Agreement]

RHC HOLDINGS, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

SIGHT SAVERS, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

BAUSCH & LOMB INTERNATIONAL, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

BAUSCH & LOMB REALTY CORPORATION.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Vice President and Treasurer

ISTA PHARMACEUTICALS, LLC

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

VRX HOLDCO, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Chief Financial Officer and Treasurer

[Signature Page to Joinder Agreement]

VALEANT CANADA GP LIMITED

By:	/s/ Howard B. Schiller
Name: Howard B. Schiller
Title: Executive Vice President and Chief
Financial Officer

VALEANT CANADA S.E.C./VALEANT CANADA LP

By:	/s/ Howard B. Schiller
Name: Howard B. Schiller
Title: Executive Vice President and Chief
Financial Officer

V-BAC HOLDING CORP.

By:	/s/ Robert R. Chai-Onn
Name: Robert R. Chai-Onn
Title: Vice President

[Signature Page to Joinder Agreement]

MEDICIS PHARMACEUTICAL CORPORATION

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

OCEANSIDE PHARMACEUTICALS, INC.

By:	/s/ Howard B. Schiller
Name: Howard B. Schiller
Title: Chief Financial Officer and Treasurer

DR. LEWINN’S PRIVATE FORMULA INTERNATIONAL, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

PRINCETON PHARMA HOLDINGS, LLC

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

PRIVATE FORMULA CORP.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

RENAUD SKIN CARE LABORATORIES, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

[Signature Page to Joinder Agreement]

VALEANT BIOMEDICALS, INC.

By:	/s/ Howard B. Schiller
Name:	Howard B. Schiller
Title:	Chief Financial Officer and Treasurer

VALEANT PHARMACEUTICALS NORTH AMERICA LLC

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

BIOVAIL AMERICAS CORP.

By:	/s/ Howard B. Schiller
Name:	Howard B. Schiller
Title:	Chief Financial Officer and Treasurer

ORAPHARMA, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

ORAPHARMA TOPCO HOLDINGS, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

PRESTWICK PHARMACEUTICALS, INC.

By:	/s/ Howard B. Schiller
Name:	Howard B. Schiller
Title:	Chief Financial Officer and Treasurer

[Signature Page to Joinder Agreement]

BIOVAIL INTERNATIONAL S.Á.R.L.

By:	/s/ Michael Kennan
Name:	Michael Kennan
Title:	Manager

VALEANT PHARMACEUTICALS LUXEMBOURG S.Á.R.L.

By:	/s/ Michael Kennan
Name:	Michael Kennan
Title:	Manager

VALEANT INTERNATIONAL LUXEMBOURG S.Á.R.L.

By:	/s/ Michael Kennan
Name:	Michael Kennan
Title:	Manager

BAUSCH & LOMB LUXEMBOURG S.Á.R.L.

By:	/s/ Michael Kennan
Name:	Michael Kennan
Title:	Manager

[Signature Page to Joinder Agreement]

LABORATOIRE CHAUVIN S.A.S.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: General Manager

BAUSCH & LOMB FRANCE S.A.S.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: General Manager

BCF S.A.S.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: General Manager

CHAUVIN OPSIA S.A.S.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: General Manager

[Signature Page to Joinder Agreement]

VALEANT PHARMA HUNGARY LLC

By:	/s/ István Langer
Name: István Langer
Title: Managing Director

VALEANT PHARMA HUNGARY LLC

By:	/s/ Zoltán Gábor
Name: Zoltán Gábor
Title: Managing Director

[Signature Page to Joinder Agreement]

VALEANT PHARMACEUTICALS IRELAND

By:	/s/ Graham Jackson
Name: Graham Jackson
Title: Director

VALEANT HOLDINGS IRELAND

By:	/s/ Graham Jackson
Name: Graham Jackson
Title: Director

[Signature Page to Joinder Agreement]

B.L.J. COMPANY, LTD.

By:	/s/ Ian Dolling
Name: Ian Dolling
Title: Representative Director and President

[Signature Page to Joinder Agreement]

AB SANITAS

By:	/s/ Saulius Mečislovas Žemaitis
Name: Saulius Mečislovas Žemaitis
Title: General Manager

[Signature Page to Joinder Agreement]

UCYCLYD PHARMA, INC.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Senior Vice President and Treasurer

[Signature Page to Joinder Agreement]

VALEANT EUROPE B.V.

By:	/s/ Robert Meijer
Name: Robert Meijer
Title: Attorney-in-Fact

BAUSCH & LOMB B.V.

By:	/s/ Robert Meijer
Name: Robert Meijer
Title: Attorney-in-Fact

BAUSCH & LOMB OPS B.V.

By:	/s/ Robert Meijer
Name: Robert Meijer
Title: Attorney-in-Fact

[Signature Page to Joinder Agreement]

PRZEDSIĘBIORSTWO FARMACEUTYCZNE JELFA S.A.

By:	/s/ Marcin Wnukowski
Name: Marcin Wnukowski
Title: Attorney-in-Fact

VALEANT SP.Z O. O.

By:	/s/ Marcin Wnukowski
Name: Marcin Wnukowski
Title: Attorney-in-Fact

VP VALEANT SP. Z O.O.SP.J.

By:	/s/ Marcin Wnukowski
Name: Marcin Wnukowski
Title: Attorney-in-Fact

VALEANT SPÓŁKA Z OGRANICZONĄ ODPOWIEDZIALNOŚCIĄ SP.J.

By:	/s/ Marcin Wnukowski
Name: Marcin Wnukowski
Title: Attorney-in-Fact

[Signature Page to Joinder Agreement]

PHARMASWISS D.O.O., BEOGRAD

By:	/s/ Dejan Antonić
Name: Dejan Antonić
Title: General Manager

(corporate stamp)

[Signature Page to Joinder Agreement]

PHARMASWISS D.O.O., LJUBLJANA

By:	/s/ Senahil Asanagić
Name: Senahil Asanagić
Title: Director

[Signature Page to Joinder Agreement]

INOVA PHARMACEUTICALS PROPRIETARY LIMITED

By:	/s/ Howard B. Schiller
Name: Howard B. Schiller
Title: Director

[Signature Page to Joinder Agreement]

PHARMASWISS SA

By:	/s/ Matthias Courvoisier
Name: Matthias Courvoisier
Title: Director

[Signature Page to Joinder Agreement]

Executed by BAUSCH & LOMB U.K. LIMITED, acting by:

/s/ Linda A. LaGorga
Director

Name of director: Linda A. LaGorga in the presence of:

/s/ Kaleena Nguyen
Name of witness: Kaleena Nguyen
Address: 400 Somerset Corporate Blvd.
Bridgewater, New Jersey 08807 U.S.A.

Occupation: Legal

[Signature Page to Joinder Agreement]

BAUSCH & LOMB IOM S.P.A.

By:	/s/ Linda A. LaGorga
Name: Linda A. LaGorga
Title: Director

[Signature Page to Joinder Agreement]

SIGNED for and on behalf	)
of VALEANT PHARMACEUTICALS	)
NEW ZEALAND LIMITED	)
		/s/ Howard Schiller	/s/ Robert R. Chai-Onn
		Name: Howard Schiller	Name: Robert R. Chai-Onn
		Title: Director	Title: Director

[Signature Page to Joinder Agreement]

INOVA PHARMACEUTICALS (SINGAPORE) PTE LIMITED

By:	/s/ Howard Schiller
Name: Howard Schiller
Title: Director

[Signature Page to Joinder Agreement]

Consented to by:

BARCLAYS BANK PLC
As Administrative Agent and Collateral Agent

By:	/s/ Christine Aharonian
Authorized Signatory

[Signature Page to Joinder Agreement]

SCHEDULE A

TO JOINDER AGREEMENT

Name of Lender	Type of Commitment	Amount
BARCLAYS BANK PLC	Series A-3 Tranche A Term Loan Commitment		$43,355,063.29
JPMORGAN CHASE BANK, N.A., TORONTO BRANCH	Series A-3 Tranche A Term Loan Commitment		$13,815,361.55
MORGAN STANLEY BANK, N.A.	Series A-3 Tranche A Term Loan Commitment		$43,866,587.69
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.	Series A-3 Tranche A Term Loan Commitment		$37,784,395.23
CITIBANK N.A.	Series A-3 Tranche A Term Loan Commitment		$18,057,639.49
DEUTSCHE BANK AG NEW YORK BRANCH	Series A-3 Tranche A Term Loan Commitment		$74,703,025.70
SUNTRUST BANK	Series A-3 Tranche A Term Loan Commitment		$18,417,927.05

		Total: $	250,000,000